PRESS RELEASE

SOURCE: First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III

First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III adopt changes to their Temporary Defensive Policy

LISLE, IL -- (BUSINESS WIRE) -- September 17, 2008 -- First Trust Strategic High Income Fund (NYSE: FHI), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO) (collectively, the "Funds" and each a "Fund") today announced that their Boards of Trustees have approved a change in the Funds' temporary defensive policy. Currently, the temporary defensive policy of the Funds permits them to deviate from their investment strategy and invest all or any portion of their managed assets in cash or cash equivalents. Cash equivalents, in general terms, include: U.S. Government securities, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, bank time deposits and money market funds. Under the revised temporary defensive policy and as further described below, the Funds may deviate from their investment strategy and invest all or any portion of their total assets in cash, cash equivalents and certain other defensive instruments, including manufactured home loan-backed securities; certain securities guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts; asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises; corporate bonds; and any other securities rated in the AA category or better by at least one nationally recognized statistical rating organization (collectively, the "Defensive Instruments," as described in further detail below). In addition, the Funds may use cash and proceeds from the sale of assets, including Defensive Instruments, to pay down leverage. The revised temporary defensive policy and a summary of Fund risk disclosures are included below.

Temporary Defensive Policy of each Fund:

         During the period in which the net proceeds of any offering of Common Shares, Preferred Shares, commercial paper or notes and/or borrowings, if any, are being invested, or during periods in which First Trust Advisors L.P. (the "Advisor") or Valhalla Capital Partners, LLC (the "Sub-Advisor") determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and Defensive Instruments (as such term is defined below) and/or may use such cash and proceeds from the sale of Defensive Instruments or other assets to pay down any leverage of the Fund. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.


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         Defensive Instruments are defined to include:

                   A. Cash Equivalents -

                          (1) U.S. Government securities, including bills, notes
                  and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                          (2) Certificates of deposit issued against funds
                  deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                          (3) Repurchase agreements, which involve purchases of
                  debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Purchasing securities pursuant to a repurchase agreement affords an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of


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                  default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                          (4) Commercial paper, which consists of short-term
                  unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                          (5) Bankers' acceptances, which are short-term credit
                  instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                          (6) Bank time deposits, which are monies kept on
                  deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                          (7) Shares of money market funds purchased in
                  accordance with the provisions of the 1940 Act.

         B. Manufactured Home Loan-Backed Securities - securities representing a direct or indirect participation in, or secured by and payable from, pools of loans used to purchase manufactured housing and the security interest therein.*


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         C.       Securities guaranteed by the U.S. Government or its agencies or instrumentalities that are not included as cash equivalents above or as residential mortgage-backed securities ("RMBS").*

         D. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts.*

         E. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises.*

         F.       Corporate bonds - debt obligations issued by corporations.*

         G. Any other securities rated in the AA category or better by at least one NRSRO.* If the rating on a security is subsequently downgraded, the Advisor and/or Sub-Advisor will determine whether to retain the security as a Defensive Instrument, retain the security but not as a Defensive Instrument or dispose of the security.

              *To be eligible as a Defensive Instrument, the Sub-Advisor must determine in each case at the time of purchase that the security to be purchased is less risky than RMBS currently available in the marketplace that would be consistent with the Fund's investment strategy.

         Funds assuming temporary defensive positions may not pursue or achieve their investment objectives during such times and may deviate from their investment strategies, including their concentration policy noted below. Investments in Funds assuming temporary defensive positions in reliance on their temporary defensive policy remain subject to risks, including investment risk and the possible loss of the money invested in the respective Fund. Some of the risks related to the Funds have been set forth below.

Risk Considerations:

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in a Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment Risk: An investment in a Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it


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is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Residential Mortgage-Backed Securities Concentration Risk: Each Fund will invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. A Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. A Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

Value Investing Risk: Each Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.


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Below-Investment Grade Securities Risk: Each Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in a Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

Distressed Securities Risk: Each Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. A Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent a Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

Economic Conditions Risk: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Fixed-Income Securities Risk: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

Interest Rate Risk: Each Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because


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of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Fund Investment Objectives:

Each Fund is a diversified, closed-end management investment company that seeks to provide a high level of current income. As a secondary objective, each Fund seeks to provide capital growth. First Trust Strategic High Income Fund pursues these investment objectives by investing at least 80% of its managed assets in a portfolio of high income producing securities that the Sub-Advisor believes offer attractive yield and capital appreciation potential. First Trust Strategic High Income Fund II pursues these investment objectives by investing its managed assets in a portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. First Trust Strategic High Income Fund III pursues these investment objectives by investing its managed assets in a portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. Each Fund concentrates in RMBS under normal market conditions. First Trust Strategic High Income Fund currently employs leverage.

The Advisor:

FTA has served as each Fund's investment advisor since the Fund's inception. FTA, along with its affiliate First Trust Portfolios L.P., are privately-held companies which provide a variety of investment services, including asset management, financial advisory services, and municipal and corporate investment banking, with collective assets under management or supervision of over $30 billion as of August 31, 2008, through closed-end funds, unit investment trusts, mutual funds, separate managed accounts and exchange-traded funds.

The Funds' daily closing New York Stock Exchange price and net asset value per share as well as other information can be found at www.ftportfolios.com or by calling 1-800-988-5891.

Contact:

First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III

Press Inquiries:    Jane Doyle, 630-241-8775
Analyst Inquiries:  Jeff Margolin, 630-915-6784
Broker Inquiries:   Jeff Margolin, 630-915-6784